SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 11, 2006

VISTULA COMMUNICATIONS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50758	20-0734966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 801, 405 Park Avenue, New York, NY 10022

(Address of principal executive offices) (Zip Code)

(212) 317-8900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Employment Agreement with J. Keith Markley

On April 11, 2006, we entered into an employment agreement with J. Keith Markley relating to Mr. Markley’s employment as our chief executive officer. Under the employment agreement, we will pay Mr. Markley an annual base salary of $290,000 and provide him with customary employment-related benefits. In addition, the employment agreement provides for the grant to Mr. Markley of two non-qualified stock options to purchase shares of our common stock, one exercisable for 3,052,000 shares and the other exercisable for 948,000 shares, with the latter option grant subject to the ratification by our stockholders at our next annual meeting of an increase in the number of shares available under our Amended and Restated 2004 Stock Incentive Plan to at least 16,000,000 shares. Our compensation committee approved these grants on April 11, 2006, and fixed the exercise price per share at $1.18, representing the fair market value of our common stock on the date of grant based on the previous day’s closing price.

Each option vests with respect to one-sixth of the total number of shares subject to the option six months after the date of grant. Each option continues to vest with respect to an additional one thirty-sixth of the total number of shares subject to the option on a monthly basis thereafter until fully vested. The options will accelerate in full upon a change of control of the company or a termination without cause (as defined in the employment agreement).

In the event we terminate Mr. Markley’s employment without cause, or he terminates his employment for good reason (as defined in the employment agreement), we will be required to make severance payments equivalent to the base salary he would have received had his employment continued and to continue to provide medical benefits, in each case for a period of twelve months following the termination.

Mr. Markley has agreed not to engage during his employment and for a period of one year following the termination of his employment in any activities competitive with ours in the United States or any foreign territory where we or any of our subsidiaries are conducting business. He has also agreed, during that period, not to solicit any of our employees or the employees of our subsidiaries to leave the company or to solicit any of our clients to terminate or curtail their business relationships with us.

The discussion in this current report is only a summary and is qualified in its entirety by reference to the employment agreement, which is included as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference in this Item.

Amendment to 2004 Stock Incentive Plan

On April 12, 2005, our Board of Directors approved an increase in the number of shares of our common stock authorized under our Amended and Restated 2004 Stock Incentive Plan to 18,000,000 shares. The increase will be submitted to our stockholders for their ratification at our next annual meeting.

ITEM 3.02                                       UNREGISTERED SALES OF EQUITY SECURITIES

On April 12, 2006, we granted options to purchase common stock to the persons and in the amounts that follow:

Employee, Consultant or Director	Shares

Adam Bishop	150,000

Ian Cope	50,000

Olympic Corporate Holdings Limited	100,000

Nick Topham	50,000

George R. Vaughn	20,000

Executive Management Services Limited	800,000

Anthony Warrender	50,000

J. Marcus Payne	50,000

All of the above options have an exercise price of $1.25 per share and an expiration date of April 12, 2016. The options were granted as compensation for consulting, employment or director services, as applicable. The options will become vested as to 25% of the total number of option shares upon shareholder ratification of the increase in the number of shares authorized under the Company’s 2004 Stock Incentive Plan to at least 18,000,000 shares described in Item 1.01 above. Thereafter, the options will become vested as to an additional 6.25% of the total number of option shares in quarterly installments beginning on September 30, 2006. However, all vesting will be contingent upon shareholder approval of the increase in the number of shares available under the Plan. Mr. Payne is a director of Olympic Corporate Holdings Limited. Rupert Galliers-Pratt holds indirect voting and investment control over shares held by Executive Management Services Limited.

We have also granted options to purchase shares of our common stock to J. Keith Markley on the terms described in Item 1.01 above and to Jack Early in connection with his election as a director. The option granted to Mr. Early is exercisable for 250,000 shares, subject to vesting, at an exercise price per share of $1.18 (the fair market value on the date of grant). The option is immediately exercisable with respect to 50,000 of the shares purchasable thereunder and will vest with respect to 50,000 additional shares on a quarterly basis until fully vested. The vesting of Mr. Early’s option is also subject to acceleration in full upon a change of control.

These issuances were exempt from registration under the Securities Act of 1933 pursuant to an exemption under Section 4(2) thereof as a sale of securities not involving any public offering.

ITEM 5.02             DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Appointment of J. Keith Markley as Chief Executive Officer and Election as Director

On April 11, 2006, our board of directors formally appointed J. Keith Markley as our chief executive officer and elected him as a director.  Prior to joining us, Mr. Markley served as vice president of sales and marketing at Liberty Aerospace, a manufacturer of light aircraft, where he was responsible for strategic marketing and sales planning and building a sales and marketing team. From November 2000 to September 2005, he served as a president and chief operating officer of DSL.net, Inc., a public company headquartered in New Haven, Connecticut, providing voice, data and tier 1 ISP services. While at DSL.net, Mr. Markley exercised oversight over the company’s operations, was responsible for strategic planning and interfaced with the investor and analyst communities. Effective upon the appointment of Mr. Markley, Rupert Galliers-Pratt resigned his position as chief executive officer. Mr. Galliers-Pratt remains our president and chairman.

The terms of Mr. Markley’s employment agreement are described in Item 1.01 above and incorporated herein by reference.

Election of Jack Early as Director

On April 11, 2006, our board of directors elected Jack Early as a director of the company to fill the vacancy created by the departure of Kevin West in June of 2005. During 2004, Mr. Early served as the national sales manager of Clientsoft, a web services enterprise software company that was sold to Neon Systems in December of 2004. From August 2000 to January 2004, Mr. Early served as the non-executive chairman of the board of directors at Clientsoft where he sat on the compensation and audit committees and was the trustee of the company’s 401(k) plan. Mr. Early is active in the area of start-up ventures both as an entrepreneur and an investor. He is affiliated with angel investor groups that have funded new and emerging businesses including Naragansett Brewing Co., Context Media and Tazz Networks.

ITEM 7.01                                       REGULATION FD DISCLOSURE

We are furnishing the press releases announcing the appointment of J. Keith Markley and the election of Jack Early as Exhibits 99.1 and 99.2 hereto respectively.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Number	Title

10.1	Employment Agreement, dated April 12, 2006, between Vistula Communications Services, Inc. and J. Keith Markley

99.1	Press release dated April 13, 2006 announcing the appointment of J. Keith Markley

99.2	Press release dated April 12, 2006 announcing election of Jack Early

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTULA COMMUNICATIONS SERVICES, INC.

Dated: April 14, 2006	/s/ George R. Vaughn
George R. Vaughn
Chief Financial Officer